SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 18, 1996



                             Ralcorp Holdings, Inc.
             (Exact name of registrant as specified in its charter)

       Missouri                  1-12766                      43-1664297
    (State or other            (Commission                 (I.R.S. Employer
    Jurisdiction of            File Number)               Identification No.)
     Incorporation)

                800 Market Street, Suite 2900
                       St. Louis, MO                            63101
                   (Address of principal                      (Zip Code)
                     executive offices)


                                (314) 877-7000
              (Registrant's telephone number, including area code)



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Item 5.  Other Events.

In a Press  Release  dated June 18, 1996, a copy of which is attached  hereto as
Exhibit 99.1 and the text of which is incorporated by reference herein, the Registrant announced the elimination of approximately 190 of 356 positions at its Battle Creek, Michigan ready-to-eat cereal plant.

Item 7.  Financial Statements and Exhibits.

Exhibit 99.1 Press Release dated June 18, 1996.






                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            RALCORP HOLDINGS, INC.
                                                (Registrant)


Date:    June 18, 1996                      By: /s/ Richard A. Pearce
                                                ---------------------
                                                Richard A. Pearce
                                                Chief Executive Officer
                                                and President